UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2019

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	000-56904	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court Sarasota, Florida (Address of principal executive offices)	34240 (Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IVOB	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2019, Trent Davis was elected to the board of directors (the “Board”) of INVO Bioscience, Inc. (the “Company”), to serve until the Company’s 2020 annual meeting of stockholders.

Mr. Davis is not a party to, and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Davis and any other persons pursuant to which he was selected as a director.

 Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 16, 2019, the Company held its annual meeting of stockholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 155,996,112 and there were present at the Meeting, in person or by proxy, 115,119,511 shares, which constituted a quorum for the Meeting. At the Meeting, the stockholders voted:

(1) to elect Steven Shum, Kathleen Karloff, Dr. Kevin Doody, Trent Davis, and Michael Campbell to the board of directors (the “Board”) of the Company until the next annual meeting of stockholders;

(2) to approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock at a ratio of not less than 1-for-5 and not greater than 1-for-25, with the effective time and exact ratio to be established at the discretion of the Board;

(3) to ratify the selection of M&K CPAS, PLLC as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2019; and

(4) to approve the Company’s 2019 Stock Incentive Plan.

The final results of the stockholders votes at the Meeting are set forth below:

Proposal 1: Election of Directors

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Steven Shum	99,513,298	2,285,004	911,490	24,125,643
Kathleen Karloff	49,373,276	52,170,452	1,166,064	24,125,643
Dr. Kevin Doody	98,291,416	2,002,781	2,415,595	24,125,643
Trent Davis	93,441,105	7,438,265	1,830,422	24,125,643
Michael Campbell	100,622,130	711,916	1,375,746	24,125,643

 Proposal 2: Approval of Reverse Stock Split:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
82,598,236	32,664,121	11,573,078	n/a

Proposal 3: Ratification of Appointment of M&K CPAS, PLLC as Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
125,876,417	17,011	942,007	n/a

Proposal 4: Approval of 2019 Stock Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
83,991,092	16,697,597	2,021,103	24,125,643

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO BIOSCIENCE, INC.

	By:	/s/ Steven Shum
	Name:	Steven Shum
	Title:	Chief Executive Officer

Dated: December 19, 2019